================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): SEPTEMBER 7, 2004

                               CDSI HOLDINGS INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

           0001-22563                               95-4463937
-------------------------------        ------------------------------------
    (Commission File Number)           (I.R.S. Employer Identification No.)

100 S.E. SECOND STREET, MIAMI, FLORIDA                33131
--------------------------------------             ----------
(Address of Principal Executive Offices)           (Zip Code)

                                 (305) 579-8000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                (NOT APPLICABLE)
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         (a) On September 7, 2004, the Audit Committee of CDSI Holdings Inc. ("CDSI") voted to: (i) dismiss the independent registered public accounting firm of PricewaterhouseCoopers LLP ("PWC"); and (ii) approve the engagement of the firm of Becher Della Torre Gitto & Company ("BDTG"), as CDSI's independent registered public accounting firm for the fiscal year ending December 31, 2004.

         (b) The reports of PWC on the financial statements of CDSI as of and for the two fiscal years ended December 31, 2003 and 2002 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principle.

         (c) During the fiscal years ended December 31, 2003 and 2002 and through September 7, 2004 there were no disagreements with PWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PWC, would have caused PWC to make reference thereto in their reports on the financial statements for such years.

         (d) During the two fiscal years ended December 31, 2003 and 2002 and through September 7, 2004, there was no event required to be identified in response to Item 304(a)(1)(iv)(B) of Regulation S-B.

         (e) CDSI engaged BDTG as its new independent accountants as of September 7, 2004. During the two most recent fiscal years and through September 7, 2004, CDSI has not consulted with BDTG on either the application of accounting principles to a specified completed or contemplated transaction, the type of audit opinion that might be rendered on CDSI's financial statements, or any other matter that was the subject of a disagreement or event identified in response to Item 304(a)(1)(iv) of Regulation S-B.

         (f) Pursuant to Item 304 of Regulation S-B, a letter from PWC, dated September 7, 2004, is attached hereto as Exhibit 16.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

                                  EXHIBIT INDEX

Exhibit 16.       Letter from PWC, dated September 7, 2004.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         CDSI HOLDINGS INC.


                                         /s/ J. BRYANT KIRKLAND III
                                         ---------------------------------------
Date: September 10, 2004                 J. Bryant Kirkland III
                                         Vice President, Chief Financial Officer
                                         and Treasurer


                                       3